                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section 240.14a-12

                                   FORTEL INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (4) Date Filed:
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

                                 FORTEL INC.
                             46832 LAKEVIEW BLVD.
                               FREMONT, CA 94538

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON MARCH 8, 2001

TO THE SHAREHOLDERS OF FORTEL INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Fortel Inc., a California corporation (the "Company"), will be held on Thursday, March 8, 2001 at 3:00 p.m. local time at the Crowne Plaza Hotel, 777 Bellew Drive, Milpitas, California 95035 for the following purposes:

     1. To elect directors to serve for the ensuing year and until their successors are elected.

     2. To approve the amendment of the 2000 Equity Incentive Plan to increase the number of shares that may be issued by 1,250,000 shares.

     3. To approve the amendment of the Employee Stock Purchase Plan to increase the shares reserved for the Plan by 600,000 shares.

     4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    The Board of Directors has fixed the close of business on January 12, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          Henry C. Harris
                                          CORPORATE SECRETARY

Fremont, California
January 29, 2001

--------------------------------------------------------------------------------
ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.
--------------------------------------------------------------------------------

                                 FORTEL INC.
                             46832 LAKEVIEW BLVD.
                               FREMONT, CA 94538

                                PROXY STATEMENT
                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of Fortel Inc., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on March 8, 2001 at 3:00 p.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Crowne Plaza Hotel, 777 Bellew Drive, Milpitas, California 95035.

SOLICITATION

The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Company's common stock (the "Common Stock") beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

The Company intends to mail this proxy statement and accompanying proxy card on or about February 7, 2001 to all shareholders entitled to vote at the Annual Meeting.

VOTING RIGHTS AND OUTSTANDING SHARES

Only holders of record of Common Stock at the close of business on January 12, 2001 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on January 12, 2001, the Company had outstanding and entitled to vote 29,710,621 shares of Common Stock.

Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon. With respect to the election of directors, shareholders may exercise cumulative voting rights. Under cumulative voting, each holder of Common Stock will be entitled to seven votes for each share held. Each shareholder may give one candidate, who has been nominated prior to voting, all the votes such shareholder is entitled to cast or may distribute such votes among as many such candidates as such shareholder chooses. However, no shareholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and at least one shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes. Unless the proxy holders are otherwise instructed, shareholders, by means of the accompanying proxy, will grant the proxy holders discretionary authority to cumulate votes.

All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether a matter is approved.

REVOCABILITY OF PROXIES

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Corporate Secretary of the Company at the Company's principal executive office, 46832 Lakeview Blvd., Fremont, California 94538, a written notice of revocation or a duly executed proxy bearing a later date or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

SHAREHOLDER PROPOSALS

The deadline for submitting a shareholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2002 Annual Meeting of Shareholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is September 30, 2001. Unless a shareholder who wishes to bring a matter before the shareholders at the Company's 2002 Annual Meeting of Shareholders notifies the Company of such matter prior to December 14, 2001, management will have discretionary authority to vote all shares for which it has proxies in opposition to such matter.


                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

The Company's Bylaws authorize between seven and nine Board positions. Effective November 9, 2000, the Board accepted the resignation of Philip J. Koen and on December 21, 2000, the Board accepted the resignation of Raman Khanna. On January 23, 2001, Mr. L. John Loomis and Ms. Susan J. Dickerson were elected by the Board to fill the positions vacated by Messrs. Koen and Khanna. On January 23, 2001, the Board passed a resolution increasing the size of the Board to eight members. As such, the Board currently has no vacancies. However, a current director, Jack H. King, has advised the Company that he does not wish to stand for reelection. Contemporaneously with the election of directors at the 2001 annual meeting, Mr. King's term as a director will end. The remaining five nominees have served as directors since the last annual meeting. They are Messrs. Lonergan, Gal, Lanum, Regitz and Thompson. Each director to be elected will hold office until the next annual meeting of shareholders and until his or her successor is elected and has qualified or until such director's earlier death, resignation or removal.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below, subject to the discretionary power to cumulate votes. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as Management may propose and the Board may approve. Each person nominated for election has agreed to serve if elected and Management has no reason to believe that any nominee will be unable to serve.

The seven candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors of the Company.


                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

NOMINEES

The names of the nominees and certain information about them are set forth below:

                                                      PRINCIPAL OCCUPATION/
          NAME                        AGE            POSITION HELD WITH THE
                                                            COMPANY
-------------------------------      -----     -------------------------------------------------------
William R. Lonergan                    75      Chairman of the Board of Directors
Susan J. Dickerson                     53      VP Worldwide Field Operations, Phoenix Technologies Ltd.
Tsvi Gal                               40      President, ATT.com, and VP, AT&T
Asa W. Lanum                           53      President and Chief Executive Officer
L. John Loomis                         49      Managing Principal, The CTO Group
William M. Regitz                      61      Retired Manager, Intel Corporation
Edward F. Thompson                     62      Senior Advisor to Board of Directors, Fujitsu Limited


     William R. Lonergan has served as a Director of the Company since July 1983 and has served as Chairman of the Board of Directors since July 1994, a member of the Audit Committee since July 1991, and a member of the Compensation Committee from November 1984 to March 9, 2000. Mr. Lonergan was reappointed to the Audit Committee in December 2000. Mr. Lonergan was a Partner of Oxford Partners, the general partner of several venture capital partnerships, from May 1983 to December 1994. Since January 1995, he has been a consultant to Oxford Partners. Mr. Lonergan is also a Director of LeadingSide, Inc., a provider of e-systems services.

     Susan J. Dickerson has served as a Director of the Company since January 2001. Ms. Dickerson is the Vice President of Worldwide Field Operations for Phoenix Technologies LTD. From 1996 to 1999, Ms. Dickerson was the Vice President of Worldwide Sales for Eloquent, Inc. From 1994 to 1996, Ms. Dickerson was the Senior Vice President of Worldwide Sales for Liveworks, Inc. Prior to Liveworks, Inc., Ms. Dickerson held numerous executive sales and business development positions with Versant Object Technology, Inc., Ingres, Inc., Dialogic Systems Corporation and Cullinet Software.

     Tsvi Gal has served as a Director of the Company since December 1999 and a member of the Compensation Committee since March 9, 2000. Mr. Gal is the President of ATT.com and has held that position since June 2000. He is also a Vice President of AT&T. Mr. Gal was First Vice President at Merrill Lynch and Chief Technology Officer of its Enterprise Technology Services group from May 1999 to June 2000. Prior to joining Merrill Lynch, Mr. Gal served as Executive Vice President and Chief Information Officer of North America applications for ABN AMRO Bank from 1996 to 1999. From 1994 to 1996, he served as a Senior Vice President of Bank of America. From 1988 to 1994, Mr. Gal served as a Vice President of Information Technology of Wells Fargo Bank, where his accomplishments included advances in Wells Fargo's use of open systems and the Internet.

     Asa W. Lanum has served as a Director of the Company since January 1999 and, in July 1999, was named President and Chief Executive Officer of Fortel. Prior to joining the Company, Mr. Lanum served as managing principal of The CTO Group, a consulting organization providing strategic marketing, product and technology advice to end users and systems vendors in the distributed, open systems and client server marketplace, beginning in March 1996. From September 1992 to January 1996, he served as Senior Vice President, Advanced Systems, and Chief Technology Officer for OpenVision Technologies, a supplier of integrated systems and network management software. From September 1989 to April 1992, he served as Chief Executive Officer and was a co-founder of Enterprise Technology, Inc., a developer of Intel-based, closely-coupled distributed multiprocessor UNIX server clusters.

     L. John Loomis has served as a Director of the Company since January 2001. Mr. Loomis is the Managing Principal of the CTO Group and has held that position since 1998. From 1997 to 1998, Mr. Loomis was the President/Chief Executive Officer and member of the board of directors of SpatiaLight, Inc. From 1995 to 1997, Mr. Loomis was the Director of Creative & Software Development for Compaq Computer Corporation. From 1994 to 1995, Mr. Loomis was the President and Chief Operating Officer of Motion Works Corporation. From 1992 to 1994, Mr. Loomis was the Director, Core Technologies and Chief Architect for OpenVision Technologies, Inc. Prior to 1992, Mr. Loomis held numerous consulting assignments with Octel and PSACT, Inc.

     William M. Regitz has served as a Director of the Company since March 1983 and a member of the Compensation Committee since November 1984. He served in various positions since 1971 at Intel, most recently as Manager of Mobile Manufacturing, until his retirement in 1999.

     Edward F. Thompson has served a Director of the Company since January 2000 and a member of the Audit Committee since March 9, 2000. Mr. Thompson has served as a Senior Advisor to the Board of Directors of Fujitsu Limited and as a director of several Fujitsu subsidiaries or portfolio companies since 1995. From 1976 to 1994, Mr. Thompson served in a series of management positions with Amdahl Corporation including, from 1983 to 1994, Chief Financial Officer and Secretary of Amdahl and Chief Executive Officer of Amdahl Capital Corporation. He is a member of the boards of directors and strategic advisory boards of several private companies.

BOARD COMMITTEES AND MEETINGS

During the fiscal year ended September 30, 2000, the Board of Directors held ten meetings. The Board has an Audit Committee and a Compensation Committee.

The Audit Committee's primary duties and responsibilities are to monitor and oversee the Company's financial reporting process and internal control system. The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls.

During the fiscal year ended September 30, 2000, the Audit Committee was composed solely of non-employee directors: Messrs. Koen and Lonergan were members for the entire year, Ms. Lego was a member until March 9, 2000 at which time she did not stand for re-election to the Board and Mr. King and Mr. Thompson joined the committee on March 9, 2000. The Audit Committee held two meetings during fiscal year 2000. The Audit Committee operates under a written charter adopted by the Board, a copy of which is attached as Appendix A to this proxy statement. Messrs. Lonergan and Thompson are independent and Mr. King is not independent due to his previous employment by the Company. As noted above, Mr. King's services on the Board will end upon election of directors at the 2001 annual meeting.

The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. During the fiscal year ended September 30, 2000, the Compensation Committee was composed solely of non-employee directors: Mr. Regitz served on the committee for the full year. Mr. Lonergan was a member until March 9, 2000 after which Messrs. Gal and Khanna served on the committee. The Compensation Committee held five meetings during fiscal year 2000.

During the fiscal year ended September 30, 2000, each Board member, except Messrs. Khanna and Regitz, attended 75% or more of the aggregate number of meetings of the Board. All members of committees, except Messrs. Gal, Khanna and Koen attended 75% or more of the aggregate number of committees meetings on which they served that were held during the period. Messrs. Gal, Khanna and Koen were each unable to attend two regularly scheduled board meetings and one committee meeting. Mr. Regitz attended all meetings of the Compensation Committee but was unable to attend four regularly scheduled board meetings.

                                   PROPOSAL 2
          APPROVAL OF THE AMENDMENT OF THE 2000 EQUITY INCENTIVE PLAN

On November 2, 1999, the Board of Directors approved the 2000 Equity Incentive Plan (the "Incentive Plan"). The total number of shares authorized for issuance under the Incentive Plan is 1,000,000. The Incentive Plan was approved by the shareholders on March 9, 2000. In addition to the approval of the Incentive Plan, the Company's 1990 Stock Option Plan (the "1990 Plan") was terminated and the 30,646 unissued shares were cancelled. All options outstanding under the 1990 Plan at the time of its termination will continue in effect in accordance with their terms and the terms of such plan. As of January 12, 2001, options to purchase a total of 2,208,933 shares were outstanding. These options were granted at exercise prices ranging from $0.21875 to $33.00 with expiration dates ranging from September 2001 to December 2010. All outstanding shares issued under the 1990 Plan that either expire or are cancelled, will cease to be reserved for issuance. During the last fiscal year, under the 1990 Plan, the Company granted to all executive officers as a group options to purchase 200,000 shares of Common Stock at exercise prices of $0.71875 per share and to all employees (excluding executive officers), directors and consultants as a group options to purchase 918,132 shares at exercise prices ranging from $0.71875 to $6.625 per share.

With the termination of the 1990 Plan on March 9, 2000, the Company granted options and other stock-based awards to its employees and consultants under the Incentive Plan. During the last fiscal year, under the Incentive Plan, the Company granted to employees (excluding executive officers), directors and consultants as a group options to purchase 627,500 shares at exercise prices ranging from $1.625 to $6.625 per share. There were no options granted to the executive officers under the Incentive Plan during the last fiscal year. As of January 12, 2001, options to purchase a total of

841,733 shares were outstanding at exercise prices ranging from $0.21875 to $6.625 per share and options to purchase a total of 158,267 shares were available for future grants.

To ensure that the Company can continue to grant options and other stock-based awards to employees, directors and consultants at levels determined appropriate by the Board and Compensation Committee of the Board, on November 9, 2000, the Board approved the Amendment to the 2000 Equity Incentive Plan to increase the total number of shares authorized for issuance under the Incentive Plan by 1,250,000 to 2,250,000. The purpose of this amendment is to ensure that the Company can continue to grant stock options to employees, directors and consultants at levels determined appropriate by the Board of Directors and Compensation Committee. The Company believes that its ability to continue to provide employees with attractive equity-based incentives is critical in allowing it to attract and retain qualified individuals. The Company believes the grant of stock options encourages employees to build long-term stockholder value.

Shareholders are requested in this Proposal 2 to approve the Amendment to the Incentive Plan. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy and voting at the Annual Meeting will be required to approve the Amendment to the Incentive Plan. For purposes of this vote, abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

The following is a summary of the Incentive Plan:

GENERAL

The Incentive Plan provides for the grant of incentive stock options, nonstatutory stock options, stock bonuses and restricted stock purchase awards (collectively "awards"). Incentive stock options granted under the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Incentive Plan are not intended to qualify as incentive stock options under the Code. See "Certain Federal Income Tax Information" for a discussion of the tax treatment of awards.

PURPOSE

The Board adopted the Incentive Plan to provide a means by which employees, directors and consultants of the Company and its affiliates may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. All of the approximately 114 employees (as of January 12, 2001), directors and consultants of the Company and its affiliates are eligible to participate in the Incentive Plan.

ADMINISTRATION

The Board administers the Incentive Plan. Subject to the provisions of the Incentive Plan, the Board has the power to construe and interpret the Incentive Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of Common Stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.

The Board has the power to delegate administration of the Incentive Plan to a committee composed of one or more members of the Board. In the discretion of the Board, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For this purpose, a "non-employee director" generally is a director who does not receive remuneration from the Company other than compensation for service as a director (except for amounts not in excess of specified limits applicable pursuant to Rule 16b-3 of the Exchange Act). An "outside director" generally is a director who is neither a current or former officer of the Company nor a current employee of the Company, does not receive any remuneration from the Company other than compensation for service as a director, and is not employed by, and does not have certain ownership interests in, an entity that receives remuneration from the Company (except within specified limits applicable under regulations issued pursuant to Section 162(m) of the Code). The Board has delegated administration of the Incentive Plan to the Compensation Committee of the Board. As used herein with respect to the Incentive Plan, the "Board" refers to any committee the Board appoints as well as to the Board itself.

ELIGIBILITY

Incentive stock options may be granted under the Incentive Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers), directors (including non-employee directors), and consultants of both the Company and its affiliates are eligible to receive all other types of awards under the Incentive Plan.

No incentive stock option may be granted under the Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Incentive Plan and all other such plans of the Company and its affiliates) may not exceed $100,000.

No person may be granted options under the Incentive Plan exercisable for more than 500,000 shares of Common Stock during any calendar year ("Section 162(m) Limitation").

STOCK SUBJECT TO THE INCENTIVE PLAN

If approved by the shareholders, an aggregate of 2,250,000 shares of Common Stock will be reserved for issuance under the Incentive Plan. If awards granted under the Incentive Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such awards again becomes available for issuance under the Incentive Plan.

TERMS OF OPTIONS

The following is a description of the permissible terms of options under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

    EXERCISE PRICE; PAYMENT. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options may not be less than 85% of the fair market value of the stock on the date of grant. If options are granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code. See "Certain Federal Income Tax Information". As of January 12, 2001, the closing price of the Company's Common Stock as reported on the Nasdaq Small Cap Market System was $0.4375 per share.

    The exercise price of options granted under the Incentive Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to the Board.

    OPTION EXERCISE. Options granted under the Incentive Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Vesting typically will occur during the participant's continued service with the Company or an affiliate, whether such service is performed in the capacity of employee, director or consultant (collectively "service") regardless of any change in the capacity of such service. Shares covered by options granted in the future under the Incentive Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the participant's service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned Common Stock of the Company or by a combination of these means.

    TERM. The maximum term of options under the Incentive Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the Incentive Plan generally terminate three months after termination of the participant's service unless (i) such termination is due to the participant's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the participant dies before the participant's service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant's death) within 18 months of the participant's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. A participant may designate a beneficiary who may exercise the option following the participant's death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

    The option term generally may be extended in the event that exercise of the option within these periods is prohibited.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

    PAYMENT. The Board determines the purchase price under a restricted stock purchase agreement but the purchase price may not be less than 85% of the fair market value of the Company's Common Stock on the date of grant. The Board may award stock bonuses in consideration of past services without a purchase payment.

    The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan must be paid either in cash at the time the option is exercised or at the discretion of the Board, pursuant to a deferred payment arrangement or in any other form of legal consideration acceptable to the Board.

    VESTING. Shares of stock sold or awarded under the Incentive Plan may, but need not be, subject to a repurchase option in favor of the Company in accordance with a vesting schedule as determined by the Board. The Board has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan.

    RESTRICTIONS ON TRANSFER. Rights under a stock bonus or restricted stock bonus agreement may be transferred only upon such terms and conditions as are set in the applicable stock bonus or restricted stock purchase agreement.

RESTRICTIONS ON TRANSFER

    The participant may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the participant, only the participant may exercise an incentive stock option. The Board may grant nonstatutory stock options that are transferable. Shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

ADJUSTMENT PROVISIONS

    Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the class and number of shares of Common Stock subject to the Incentive Plan and outstanding awards. In that event, the Incentive Plan will be appropriately adjusted as to the class and the maximum number of shares of Common Stock subject to the Incentive Plan and as to the numbers of shares that may be covered by options granted each year to any participant under the Section 162(m) limitation. In addition, outstanding awards will be adjusted as to the class, number of shares and price per share of Common Stock subject to such awards.

EFFECT OF CERTAIN CORPORATE EVENTS

    The Incentive Plan provides that, in the event of a sale of substantially all of the assets of the Company, specified types of merger, or other corporate reorganization ("corporate transaction"), to the extent permitted by law, any surviving entity shall either assume or continue awards outstanding under the Incentive Plan or substitute similar awards for those outstanding under the Incentive Plan. If any surviving entity refuses to assume awards outstanding under the Incentive Plan, or to substitute similar awards, then, with respect to participants whose service has not terminated, the vesting and the time during which such awards may be exercised, may be accelerated at the discretion of the Board. An outstanding award will terminate if the participant does not exercise it before a corporate transaction. In addition, in the event of a securities acquisition representing 50 percent or more of the Company's combined voting power or a change in the Board composition representing 50 percent or more of the incumbent Board members, then, with respect to participants whose service has not terminated, the vesting of outstanding options may be accelerated in full at the discretion of the Board. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

The Board may suspend or terminate the Incentive Plan without shareholder approval or ratification at any time or from time to time. Unless sooner terminated, the Incentive Plan will terminate on November 1, 2009.

The Board may also amend the Incentive Plan at any time or from time to time. However, no amendment will be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary in order to comply with Rule 16b-3 of the Exchange Act or to satisfy the requirements of Section 422 of the Code or any securities exchange listing requirements. The Board may submit any other amendment to the Incentive Plan for shareholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

CERTAIN FEDERAL INCOME TAX INFORMATION

Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and short-term capital gains rate is effectively 39.6%. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

INCENTIVE STOCK OPTIONS. Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option increases the participant's alternative minimum taxable income, which determines whether and to what extent the participant may be liable for alternative minimum tax.

If a participant holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the participant held the stock for more than one year.

Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price or (ii) the participant's actual gain, if any, on the purchase and sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

NONSTATUTORY STOCK OPTIONS, RESTRICTED STOCK PURCHASE AWARDS AND STOCK BONUSES. Nonstatutory stock options, restricted stock purchase awards and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences: There are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock pursuant to Section 83(b) of the Code. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the Code Section 162(m) deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which such options may be granted during a specified period, the per-employee limitation is approved by the shareholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by shareholders.

Compensation attributable to restricted stock and stock bonuses will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors" and (ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if (i) the award is granted by a compensation committee comprised solely of "outside directors", (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied, and (iv) prior to the granting (or exercisability) of the award, shareholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount--or formula used to calculate the amount-payable upon attainment of the performance goal).

                                   PROPOSAL 3
                        APPROVAL OF THE AMENDMENT TO THE
                          EMPLOYEE STOCK PURCHASE PLAN
                        TO INCREASE THE NUMBER OF SHARES
                      THAT MAY BE ISSUED BY 600,000 SHARES

In September 1994, the Compensation Committee of the Company's Board of Directors adopted an amendment, which was approved by the shareholders at its January 26, 1995 Annual Shareholders Meeting, which increased the number of shares reserved for the Company's 1984 Employee Stock Purchase Plan (the "Purchase Plan") by 500,000 shares, from 1,500,000 shares to 2,000,000 shares. (All shares regarding the Purchase Plan are reported on a post 2 for 1 common stock split effective November 1996). The Board believes that the sale of stock under the Purchase Plan plays an important role in the Company's efforts to attract employees and retain outstanding employees and to provide incentives for such persons to exert maximum efforts for the success of the Company. On December 21, 2000, the Company's Board of Directors adopted an amendment to increase the number of shares reserved under the Purchase Plan from 2,000,000 to 2,600,000 shares. This amendment is intended to afford the Company greater flexibility in providing employees with stock incentives and ensures that the Company can continue to provide such incentives at levels determined appropriate by the Board or the Compensation Committee.

As of November 30, 2000, an aggregate of 1,926,831 shares had been issued under the Purchase Plan and 73,169 shares remained available for the grant of future rights under the Purchase Plan. During the last fiscal year, shares were purchased in the amounts and at the weighted average prices per share under the Purchase Plan as follows: Mr. Harris 4,000 shares ($1.04) and Ms. McCann 4,000 shares ($1.04), all current executive officers as a group 8,000 shares ($1.04), and all employees (excluding executive officers) as a group 85,930 shares ($1.04).

Shareholders are requested in this Proposal 3 to approve the Purchase Plan, as amended. The purpose of this amendment is to ensure that the Company can continue to offer stock purchase rights to employees at levels determined appropriate by the Board of Directors and Compensation Committee. The Company believes that its ability to continue to provide employees with attractive equity-based incentives is critical in allowing it to attract and retain qualified individuals. The Company believes the grant of stock purchase rights encourages employees to build long-term stockholder value. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy and voting at the Annual Meeting will be required to approve the adoption of the amendment to the Purchase Plan. In order to take advantage of the exemption contained in Rule 16b-3 ("Rule 16b-3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for purposes of this vote, abstentions will be counted toward the tabulation of votes counted and will have the same effect as negative votes, while broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

                THE BOARD RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3

The following is a summary of the Purchase Plan, as amended:

GENERAL

On January 18, 1984, the Company's Board of Directors adopted the Purchase Plan and reserved 400,000 shares of common stock for issuance under the Purchase Plan. The Purchase Plan was approved by the shareholders in February 1984. In November 1987, September 1989, October 1991 and September 1994, the Company's Board of Directors adopted amendments to increase the number of shares reserved under the Purchase Plan from 400,000 shares to 700,000 shares; from 700,000 shares to 1,1000,000 shares; from 1,100,000 shares to 1,500,000 shares; and from 1,500,000 shares to 2,000,000 shares, respectively. The amendments were approved by the shareholders in January 1988, January 1990, January 1992 and January 1995, respectively. In October 1993, the Company's Board of Directors amended the Purchase Plan to effect certain administrative changes in the Purchase Plan. Such amendments did not require shareholder approval. On December 21, 2000, the Company's Board of Directors adopted an amendment to increase the number of shares reserved under the Purchase Plan from 2,000,000 to 2,600,000 shares.

PURPOSE

The purpose of the Purchase Plan is to provide a means by which key employees of the Company (and any parent or subsidiary of the Company designated by the Board of Directors to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, to assist the Company in
                                       11
retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

ADMINISTRATION

The Purchase Plan is administered by the Board of Directors, which has the final power to construe and interpret the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such, rights (which need not be identical), and whether any parent or subsidiary of the Company shall be eligible to participate in such plan. The Board has the power to delegate administration of such plan to a committee of not less than three Board members. The Board may abolish any such committee at any time and revest in the Board the administration of the Purchase Plan. The Board has delegated administration of the Purchase Plan to the Compensation Committee. Members of the Board receive no compensation for their services in connection with the administration of the Purchase Plan. As used herein with respect to the Purchase Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.

OFFERINGS

The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. The Board has historically utilized 6-month offering periods ending in May and November of each year. Currently, a participant may not purchase more than 2,500 shares on any purchase date, and not more than 150,000 shares may be purchased in total by all participants on any purchase for the offering period.

ELIGIBILITY

Any person who is customarily employed at least 20 hours per week and 5 months per calendar year by the Company (or by any parent or subsidiary designated from time to time by the Board) on the first day of an offering period is eligible to participate in that offering under the Purchase Plan.

Notwithstanding the foregoing, no employee is eligible for the grant of any rights under the Purchase Plan if, immediately after such grant, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee could purchase under all outstanding rights and options), nor will any employee be granted rights that would permit him to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year.

PARTICIPATION IN THE PLAN

Eligible employees become participants in the Purchase Plan by delivering to the Company, prior to the date selected by the Board as the offering commencement date for the offering, an agreement authorizing payroll deductions of up to 10% of such employee's total compensation during the purchase period.

PURCHASE PRICE

The purchase price per share at which shares are sold in an offering under the Purchase Plan is the lower of (a) 85% of the fair market value of a share of Common Stock on the date of commencement of the offering or (b) 85% of the fair market value of a share of Common Stock on the last day of the purchase period.

Payment of Purchase Price; Payroll Deductions

The purchase price of the shares is accumulated by payroll deductions over the offering period. At any time during the purchase period, a participant may reduce or terminate his or her payroll deductions. A participant may not increase or begin such payroll deductions after the beginning of any purchase period. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may not make any additional payments into such account.

PURCHASE OF STOCK

By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under such plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares any employee may be granted the right to purchase and the maximum aggregate number of shares which may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number, the Board would make a pro rata allocation of shares available in a uniform and equitable manner. Unless the employee's participation is discontinued, his right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. See "Withdrawal", below.

WITHDRAWAL

While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering period.

Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in such offering. An employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

TERMINATION OF EMPLOYMENT

Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

RESTRICTIONS ON TRANSFER

Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

DURATION, AMENDMENT AND TERMINATION

The Board may suspend or terminate the Purchase Plan at any time. Unless terminated earlier, such plan will terminate on December 31, 2003.

The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the shareholders within 12 months of its adoption by the Board if the amendment would (a) increase the number of shares of Common Stock reserved for issuance under the Purchase Plan, (b) modify the requirements relating to eligibility for participation in the Purchase Plan, or (c) modify any other provision of the Purchase Plan in a manner that would materially increase the benefits accruing to participants under the Purchase Plan, if such approval is required in order to comply with the requirements of Rule 16b-3 under the Exchange Act.

Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of such plan without consent of the person to whom such rights were granted.

EFFECT OF CERTAIN CORPORATE EVENTS

In the event of a dissolution, liquidation or specified type of merger of the Company, the surviving corporation either will assume the rights under the Purchase Plan or substitute similar rights, or the exercise date of any ongoing offering will be accelerated such that the outstanding rights may be exercised immediately prior to, or concurrent with, any such event.

STOCK SUBJECT TO PURCHASE PLAN

If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the Common Stock not purchased under such rights again becomes available for issuance under such plan.

FEDERAL INCOME TAX INFORMATION

Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

A participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the shares acquired and the method of taxation will depend upon the holding period of the purchased shares.

If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the lesser of (a) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (b) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and short-term capital gains rate is effectively 39.6%.

If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition, and the Company may, in the future, be required to withhold income taxes relating to such ordinary income from other payments made to the participant. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be long-term or short-term depending on whether the stock has been held for more than one year.

There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant by reason of a disposition before the expiration of the holding periods described above, provided that, under the current law, the Company is required to report the compensation on the Form W-2 to receive the deduction.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company's Common Stock as of January 12, 2001 by: (i) each current director;
(ii) each of the executive officers named in the Summary Compensation Table;
(iii) all current executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                               BENEFICIAL OWNERSHIP(1)
                                                           -------------------------------
                                                              NUMBER OF       PERCENT OF
BENEFICIAL OWNER                                               SHARES           TOTAL
-----------------                                          ---------------    -----------
William R. Lonergan(2).................................             70,058             *

Susan J. Dickerson.....................................                 --             *

Tsvi Gal(2)............................................             14,588             *

Jack H. King(2)........................................            479,596           1.6%

Asa W. Lanum(2)........................................            281,250             *

L. John Loomis.........................................                 --             *

William M. Regitz(2)...................................            123,500             *

Edward F. Thompson(2)..................................             18,546             *

Henry C. Harris(2).....................................            255,994             *

Anna M. McCann.........................................             19,890             *

All current executive officers and directors
  as a group (7 persons)(2)............................          1,243,532           4.2%


----------------------------------
 *  Less than one percent.

(1) This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G, if any, filed with the Commission. Unless otherwise indicated in the footnotes to this table and subject to community property laws, where applicable, each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 29,710,621 shares outstanding on January 12, 2001, adjusted as required by rules promulgated by the Commission.

(2) Includes shares that certain directors and executive officers have the right to acquire within 60 days of January 12, 2001 pursuant to outstanding options as follows: William R. Lonergan, 68,500 shares; Tsvi Gal, 14,588 shares; Jack H. King, 75,000 shares; Asa W. Lanum, 247,916 shares; William
    M. Regitz, 49,500 shares; Edward F. Thompson, 13,546 shares; Henry C. Harris, 248,000 shares; and all current executive officers and directors as a group, 717,050 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended September 30, 2000, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.


                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

Until December 1999, each non-employee director of the Company was paid a per-meeting fee of $1,500 at which time the Board approved a change in meeting fee structure such that each non-employee director receive a per-meeting fee of $2,500 for each meeting attended in person and a per-meeting fee of $500 for each telephonic meeting attended. The Board also approved payment of an annual retainer of $12,000 to each non-employee director. During the fiscal year ended September 30, 2000, the total amount paid to non-employee directors for retainer fees was $86,894 and for meeting fees was $70,794.

In addition to per-meeting fees paid during the fiscal year ended September 30, 2000, Messrs. King and Lonergan were reimbursed $205 and $4,013, respectively, for out-of- pocket expenses in connection with their attendance at Board meetings.

In April 1995, the Board adopted the Directors' Plan to provide for the automatic periodic grant of options to purchase shares of Common Stock to non-employee directors of the Company. In November 1999, the Board of Directors approved the annual grants of stock options for 12,500 shares to each Non-Employee Director of the Company of the then-current Board of Directors under the Company's 1995 Non-Employee Directors' Stock Option Plan. During the last fiscal year, Messrs. King, Koen, Lonergan and Regitz each received such a grant. The options have an exercise price of $6.375 per share, the fair market value on the grant date. Such options have a term of ten years and become exercisable in equal quarterly installments over a period of one year from the date of grant.

COMPENSATION OF EXECUTIVE OFFICERS

                             SUMMARY OF COMPENSATION

The following table shows for the fiscal years ending September 30, 1998, 1999 and 2000 compensation awarded or paid to the individuals who served as the Company's executive officers during the fiscal year ended September 30, 2000 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                                                            COMPENSATION
                                                                               AWARDS
                                                                            ------------
                                                                             NUMBER OF
                                             ANNUAL COMPENSATION             SECURITIES
                                     ------------------------------------    UNDERLYING           OTHER
NAME AND PRINCIPAL POSITION            YEAR     SALARY(1) ($)   BONUS ($)   OPTIONS (#)    COMPENSATION(2) ($)
-----------------------------        --------   -------------   ---------   ------------   -------------------
Asa W. Lanum ......................    2000        285,577       68,750        200,000                --
  President and Chief Executive        1999         39,135           --        320,000(3)             --
  Officer

Henry C. Harris ...................    2000        212,884           --         50,000                --
  Senior Vice President, Business      1999        199,099           --        100,000               933
  Development & Chief Financial        1998        176,964           --         49,000(4)            810
  Officer and Secretary

Anna M. McCann ....................    2000        170,487           --         25,000            43,500(5)
  Former Vice President, Chief         1999        165,077       18,125         50,000                --
  Financial Officer and Secretary      1998        142,115        4,000         29,500(4)             --

--------------------------
(1) Includes amounts deferred pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended.

(2) Unless otherwise noted, represents life insurance premiums for the benefit of the Named Executive Officers.

(3) Includes 20,000 shares underlying options granted to Mr. Lanum as a non-employee director prior to his being hired as an employee and appointed an executive officer of the Company.

(4) Certain options cancelled and repriced during fiscal years ended September 30, 1997 and September 30, 1998.

(5) Represents payments for consulting services to Ms. McCann subsequent to her resignation.

                        STOCK OPTION GRANTS AND EXERCISES

    Prior to the termination of the 1990 Plan in March 2000, the Company granted stock options to its executive officers under the 1990 Plan and in the future will grant options under the Incentive Plan. For the number of shares subject to outstanding options under the 1990 Plan and the Incentive Plan, see Proposal 2.

    The following table sets forth, for the fiscal year ended September 30, 2000, certain information regarding options granted to, exercised by, and held at year-end by the Named Executive Officers:


                                  OPTION GRANTS IN LAST FISCAL YEAR

                                  INDIVIDUAL GRANTS                                       POTENTIAL REALIZABLE
                               ------------------------                                         VALUE AT
                                             % OF TOTAL                                      ASSUMED ANNUAL
                                NUMBER OF     OPTIONS/                                    RATES OF STOCK PRICE
                               SECURITIES    GRANTED TO                                     APPRECIATION FOR
                               UNDERLYING    EMPLOYEES                                       OPTION TERM(1)
                                OPTIONS/     IN FISCAL    EXERCISE OR BASE   EXPIRATION    -------------------
NAME                           GRANTED (#)    YEAR (%)      PRICE ($/SH)        DATE       5% ($)      10% ($)
----                           -----------   ----------   ----------------   ----------    -------     -------
Asa W. Lanum(2)..............    200,000        17.2           0.71875         11/2/09      90,404     229,100

Henry C. Harris(3)...........     50,000         4.3           0.71875         11/2/09      22,601      57,275

Anna M. McCann(3)(4).........     25,000         2.2           0.71875         11/2/09      11,300      28,638


(1) Calculated on the assumption that the market value of the underlying stock increases at the stated values compounded annually for the ten-year term of the options.
(2) All options were granted under the 1990 Plan. Options granted at an exercise price of $0.71875 and vest quarterly over three years of its ten-year term.
(3) All options were granted under the 1990 Plan. Options granted at an exercise price of $0.71875 and vest annually over four years of its ten-year term.
(4) Ms. McCann resigned in September 2000, prior to the vesting of any of these options. All of these options were cancelled and, therefore, have no potential realizable value.

       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                                       NUMBER OF SECURITIES
                                                                                      UNDERLYING UNEXERCISED
                                        SHARES ACQUIRED ON                             OPTIONS AT FY-END (#)
NAME                                     EXERCISE ($)        VALUE REALIZED ($)(2)   EXERCISABLE/UNEXERCISABLE
----                                    ------------------   ---------------------   -------------------------
Asa W. Lanum..........................        33,334                35,417               208,333/311,667

Henry C. Harris.......................            --                    --               378,000/65,000

Anna M. McCann(1).....................         4,000                17,250               103,125/81,125

-------------------------

(1) Ms. McCann's exercise of such options were in anticipation of the expiration of the options.

(2) Value realized is based upon the fair market value of the Company's Common Stock on the date of exercise less the exercise price and does not necessarily indicate that the optionee sold such stock.

                     PERFORMANCE MEASUREMENT COMPARISON(1)

    The following chart shows the value of an investment of $100 on September 30, 1995 in cash of (i) the Company's Common Stock, (ii) the NASDAQ Stock Market-US Index and (iii) the Hambrecht & Quist Technology Index. All values assume reinvestment of the full amount of all dividends and are calculated as of September 30 of each year:

                                  9/95      9/96      9/97      9/98      9/99      9/00
FORTEL INC.                        100       174       431        58        21        19
NASDAQ STOCK MARKET (U.S.)         100       119       163       166       270       359
CHASE H&Q TECHNOLOGY               100       110       164       152       293       477



                  *$100 INVESTED ON 9/30/95 IN STOCK OR INDEX-
                   INCLUDING REINVESTMENT OF DIVIDENDS.
                   FISCAL YEAR ENDING SEPTEMBER 30.

--------------------

(1) This section is not "soliciting material", is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                          ON EXECUTIVE COMPENSATION(1)

    The Company's executive compensation generally consists of a base salary, a cash bonus and long-term incentive stock options. Annual compensation for executive officers and certain non-officer vice presidents of the Company, other than the President, is recommended by the President and is reviewed and approved by the Compensation Committee. The individual salary recommendations may vary based on the President's judgment regarding the value of a position in the Company, performance of the executive and comparative compensation for like positions at other companies of similar size in their area, derived from salary survey data and other sources.

    The annual compensation for the President is recommended by the Compensation Committee and approved by the non-employee members of the Board of Directors. The Committee determines the President's annual compensation based on the same criteria and the same survey as used for officers, with the objective of placing his salary at the median for presidents of comparable companies.

    The Company believes that compensation of the key executives should be sufficient to attract and retain highly qualified personnel and should also provide meaningful incentives for measurable superior performance. The Company seeks to reward achievement of long-term and short-term performance goals. The Company currently does not provide retirement benefits to its executive officers, other than the availability of a 401(k) plan.

    During fiscal year 2000, the Company did not establish a formal bonus plan.

    The Compensation Committee uses stock option grants to further align the interests of shareholders and management by creating common incentives related to the possession by Management of a substantial economic interest in the long-term appreciation of the Company's Common Stock. The Committee considers the number of options previously granted and the proportion that have vested in making its decisions. Stock option grants, other than for the President, are made periodically at the recommendation of the President with the approval of the Compensation Committee. The Committee makes option grants to the President on the same basis as for other officers. Options are granted with an exercise price equal to the full market value of the Company's Common Stock on the date of grant. In light of these factors, and in order to provide an incentive to Management to achieve the Company's operational goals, in November 1999, the Committee approved option grants of 200,000 shares to Mr. Lanum, the Company's President and Chief Executive Officer, of 50,000 shares to Mr. Harris, the Company's Senior Vice President of Business Development and Chief Financial Officer and of 25,000 shares to Ms. McCann, the then Company's Vice President of Finance and Administration, each at an exercise price of $0.71875 per share.

    During fiscal year 2000, the Company reported an increase in net sales of 1.0% and a net loss of $0.33 per share. Based on achieving specific objectives as set by the Board of Directors, Mr. Lanum was awarded a bonus of $68,750 in August 2000. No other bonuses were awarded to officers during the fiscal year. Effective October 2, 2000, Mr. Lanum voluntarily reduced his salary by 20%.

                                          COMPENSATION COMMITTEE

                                          Tsvi Gal
                                          William R. Lonergan
                                          William M. Regitz




(1) This section is not "soliciting material", is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee has:

- Reviewed and discussed the audited financial statements with management.

- Discussed with the independent auditors the matters required to be discussed by SAS 61.

- Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the auditors' independence.

- Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing the Securities and Exchange Commission.


Jack H. King
William R. Lonergan
Edward F. Thompson

                         INDEPENDENT PUBLIC ACCOUNTANTS

    The Company has in the past and currently used PricewaterhouseCoopers LLP as the Company's independent accountants. Representatives of PricewaterhouseCoopers LLP are expected to be at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                                 OTHER MATTERS

    The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          Henry C. Harris
                                          CORPORATE SECRETARY

January 29, 2001


A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, FORTEL INC., 46832 LAKEVIEW BLVD., FREMONT, CA 94538

APPENDIX A

                      CHARTER OF THE FORTEL AUDIT COMMITTEE


PURPOSE AND POLICY

         The Audit Committee shall provide assistance and guidance to the remaining members of the Board of Directors and management of the Company in fulfilling its oversight responsibilities to the Company's shareholders with respect to the Company's corporate accounting and reporting practices, as well as the quality and integrity of the Company's financial statements and reports. The policy of the Audit Committee, in discharging these obligations, shall be to maintain and foster an open avenue of communication between the Audit Committee, the independent auditors, the Company's senior management and shareholders.


COMPOSITION AND ORGANIZATION

         The Audit Committee shall consist of at least three members of the Board of Directors. The members of the Audit Committee shall satisfy the independence and experience requirements of the Nasdaq SmallCap Market.

         The Audit committee shall hold such regular or special meetings as its members shall deem necessary or appropriate. Minutes of each meeting of the Audit Committee shall be prepared and distributed to each director of the Company promptly after each meeting. The operation of the Audit Committee shall be subject to the Bylaws of the Company as in effect from time to time and the California General Corporation Law.

RESPONSIBILITIES

         In fulfilling its responsibilities, the Audit Committee believes that its functions and procedures should remain flexible in order to address changing conditions most effectively. To implement the policy of the Audit Committee, the Committee shall be charged with the following functions:

     1. To recommend annually to the Board of Directors the firm of certified public accountants to be employed by the Company as its independent auditors for the ensuing year, which firm is ultimately accountable to the Audit Committee and the Board, as representatives of the Company's shareholders.

     2. To review the engagement of the independent auditors, including the scope, extent and procedures of the audit and the compensation to be paid therefore, and all other matters the Audit Committee deems appropriate.

     3. To evaluate, together with the Board, the performance of the independent auditors and, if so determined by the Audit Committee, to recommend that the Board replace the independent auditors.

     4. To receive written statements from the independent auditors delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard No. 1, to consider and discuss with the auditors and disclosed relationships or services that could affect the auditors' objectivity and independence and otherwise to take, and if so determined by the Audit Committee, to recommend that the Board take, appropriate action to oversee the independence of the auditors.

     5. To review, upon completion of the audit, the financial statements to be included in the Company's Annual Report of Form 10-K.

     6. To discuss with the independent auditors the results of the annual audit, including the auditors' assessment of the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, the nature of significant risks and exposures, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the independent auditors under generally accepted accounting standards.

     7. To evaluate the cooperation received by the independent auditors during their audit examination, including any restrictions on the scope of their activities or access to required records, data and information.

     8. To review with the independent auditors the interim financial statements before the Company files their Form 10-Q with the Commission.

     9. To confer with the independent auditors and with the senior management of the Company regarding the scope, adequacy and effectiveness of internal accounting and financial reporting controls in effect

     10. To confer with the independent auditors and senior management in separate executive sessions to discuss any matters that the Audit committee, the independent auditors or senior management believe should be discussed privately with the Audit Committee.

     11. To review with counsel any significant regulatory or other legal matters that could have a material impact on the Company's financial statements, if, in the judgment of the Audit Committee, such review is necessary or appropriate.

     12. To investigate any matter brought to the attention of the Audit Committee within the scope of its duties, with the power to retain outside counsel and a separate accounting firm for this purpose if, in the judgment of the Audit Committee, such investigation or retention is necessary or appropriate.

     13. To prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     14. To review and assess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

     15. To report to the Board of Directors from time to time or whenever it shall be called upon to do so.

     16. To perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

Appendix B

                                   FORTEL INC.

                           2000 EQUITY INCENTIVE PLAN

                            Adopted November 2, 1999
                     Approved By Shareholders March 9, 2000
               Amended by the Board of Directors November 9, 2000
                       Termination Date: November 1, 2009

PURPOSES.
Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options,
(iii) stock bonuses and (iv) rights to acquire restricted stock.

General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

DEFINITIONS.
"Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

"Board" means the Board of Directors of the Company.

"Code" means the Internal Revenue Code of 1986, as amended.

"Committee" means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

"Common Stock" means the common stock of the Company.

"Company" means FORTEL Inc., a California corporation.

"Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director's fee by the Company for their services as Directors.

"Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

"Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

"Director" means a member of the Board of Directors of the Company.

"Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

"Employee" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

"Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

"Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

"Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

"Officer" means a person who is an officer of the Company within the meaning of
Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

"Option" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

"Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

"Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

"Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

"Participant" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

"Plan" means this FORTEL Inc. 2000 Equity Incentive Plan.

"Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

"Securities Act" means the Securities Act of 1933, as amended.

"Stock Award" means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

"Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

"Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

ADMINISTRATION.
Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

To amend the Plan or a Stock Award as provided in Section 12.

Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

Delegation to Committee.

General. The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

Committee Composition when Common Stock is Publicly Traded. During such times as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with
Section 162(m) of the Code and/or (2) delegate to a committee of one or more members of the Board who are not Non-Employee

Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

Effect of Board's Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

SHARES SUBJECT TO THE PLAN.
Share Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate Two Million Two Hundred and Fifty Thousand(2,250,000) shares of Common Stock.

Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

ELIGIBILITY.
Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

Section 162(m) Limitation. Subject to the provisions of Section 11 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options covering more than Five Hundred Thousand (500,000) shares of Common Stock during any calendar year.

Consultants. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

OPTION PROVISIONS.
Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

Term. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

Exercise Price of an Incentive Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement. Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

Vesting Generally. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

Termination of Continuous Service. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

Extension of Termination Date. An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's

Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

Disability of Optionholder. In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

Death of Optionholder. In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

Re-Load Options.

Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionholder to a further Option (a "Re-Load Option") in the event the Optionholder exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Unless otherwise specifically provided in the Option, the Optionholder shall not surrender shares of Common Stock acquired, directly or indirectly from the Company, unless such shares have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

Any such Re-Load Option shall (1) except as provided in subsection 6(m)(iii) below, be exercisable for a number of shares of Common Stock equal to the number of shares of Common Stock surrendered as part or all of the exercise price of such Option; (2) have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and
(3) have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option shall be subject to the same exercise price and term provisions heretofore described for Options under the Plan.

Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on the exercisability of Incentive Stock Options described in subsection 10(d) and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares of Common Stock under subsection 4(a) and the "Section 162(m) Limitation" on the grants of Options under subsection 5(c) and shall be subject to such other terms and conditions as the Board may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.
Stock Bonus Awards. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

Consideration. A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

Vesting. Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

Termination of Participant's Continuous Service. In the event a Participant's Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

Transferability. Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

Restricted Stock Purchase Awards. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. The purchase price shall not be less than eighty-five percent (85%) of the Common Stock's Fair Market Value on the date such award is made or at the time the purchase is consummated.

Consideration. The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, the payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

Vesting. Shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

Termination of Participant's Continuous Service. In the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

Transferability. Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

COVENANTS OF THE COMPANY.
Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

USE OF PROCEEDS FROM STOCK.
Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

MISCELLANEOUS.
Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

ADJUSTMENTS UPON CHANGES IN STOCK.
Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

Asset Sale, Merger, Consolidation or Reverse Merger. In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; then to the extent permitted under applicable law: (x) the surviving entity (or if the surviving entity is a controlled affiliate of any other entity, then the entity that ultimately controls the survivor) shall assume or continue such Stock Awards outstanding under the Plan or may substitute similar Stock Awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection 11(c) for those outstanding under the
Plan). In the event the surviving entity (or if the surviving entity is a controlled affiliate of any other entity, then the entity that ultimately controls the survivor) refuses to assume or continue such Stock Awards or to substitute similar Stock Awards for those outstanding under the Plan, then, with respect to Stock Awards held by Participants then performing services for the Company, the time at which such Stock Awards become vested and, if such Stock Awards are Options, become vested and exercisable, may, at the Board's sole discretion, be accelerated and the Stock Awards (whether or not held by Participants then performing services) terminated upon the occurrence of such event.

Change in Control--Securities Acquisition. In the event of an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or an Affiliate) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of Directors, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) may, at the Board's sole discretion, be accelerated in full; provided, however, that this subsection 11(d) shall not apply if the securities acquisition described in this subsection 11(d) is the result of or also constitutes a transaction described in subsection 11(c) above, in which case the provisions of subsection 11(c) shall apply.

Change in Control--Change in Incumbent Board. In the event that the individuals who, as of the date of the adoption of this Plan, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least fifty percent (50%) of the Board, then with respect to Stock Awards held by persons whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) may, at the Board's sole discretion, be accelerated in full; provided, however, that this subsection 11(e) shall not apply if the change in the Incumbent Board described in this subsection 11(e) occurs solely as a result of and/or following a transaction described in subsection 11(c), in which case the provisions of subsection 11(c) shall apply. If the election, or nomination for election, by the Company's stockholders of any new Director was approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new Director shall be considered as a member of the Incumbent Board.

AMENDMENT OF THE PLAN AND STOCK AWARDS.
Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless
(i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

TERMINATION OR SUSPENSION OF THE PLAN.
Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

EFFECTIVE DATE OF PLAN.
The Plan shall become effective on the date this Plan is approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

CHOICE OF LAW.
The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

APPENDIX C

                                   FORTEL INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                            Adopted January 18, 1984
                   Approved by Shareholders February 17, 1984
                 Amended by Board of Directors November 18, 1987
                    Approved by Shareholders January 28, 1988
                Amended by Board of Directors September 26, 1989
                    Approved by Shareholders January 25, 1990
                 Amended by Board of Directors October 31, 1991
                    Approved by Shareholders January 30, 1992
                 Amended by Board of Directors October 29, 1993
             Amended by the Board of Directors on September 21, 1994
                  Approved by Shareholders on January 26, 1995
                Adjusted for 2:1 stock split on November 27, 1996
                 Amended by Board of Directors November 9, 2000
                Amended by Board of Directors December 21, 2000

PURPOSE.
The purpose of the Plan is to provide a means by which employees of FORTEL, Inc., a California corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company by providing eligible employees with an opportunity to participate as shareholders in the Company's future growth.

The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

ADMINISTRATION.
The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

To determine how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical) consistent with the provisions of this Plan.

To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

To amend the Plan as provided in paragraph 13.

Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

The Board may delegate administration of the Plan to a committee (the "Committee") composed of not fewer than three (3) members of the Board, all of the members of which Committee shall be disinterested persons as defined by the provisions of subparagraph 2(d). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as from time to time in effect. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

The term "disinterested person", as used in this Plan, shall mean an administrator of the Plan, whether a member of the Board or of any Committee to which responsibility for administration of the Plan has been delegated pursuant to subparagraph 2(c), who is a disinterested person as defined in Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect.

SHARES SUBJECT TO THE PLAN.
Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate two million six hundred thousand (2,600,000) shares of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

The Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

GRANT OF RIGHTS; OFFERING.
The Board or the Committee may from time to time grant or provide for the grant of rights to purchase stock of the Company under the Plan to eligible employees (the "Offering(s)") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. If an employee has more than one right outstanding under the Plan, unless he otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his rights under the Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right) will be exercised. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the Offering or otherwise) the substance of the provisions contained in paragraphs 5 through 8, inclusive.

ELIGIBILITY.
Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be greater than two (2) years less one day. In addition, unless otherwise determined by the Board or the Committee, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is at least twenty (20) hours per week and at least five (5) months per calendar year.

Unless otherwise determined by the Board or the Committee, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on the first Exercise Date (as defined in the Offering) which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

the Purchase Period (as defined below) for such right shall begin on its Offering Date and end coincident with the end of such Offering; and

the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Purchase Period (as defined below) for such Offering, he or she will not receive any right under that Offering.

A director shall in no event be eligible for the benefits of the Plan unless and until such director is expressly declared eligible to participate in the Plan by action of the Board or the Committee, and only if, at any time discretion is exercised by the Board in the selection of a director as a person to whom options may be granted, or in the determination of the number of shares which may be covered by options granted to a director, a majority of the Board and a majority of the directors acting in such matter are disinterested persons, as defined in subparagraph 2(d). The Board shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect.

No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(d), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

RIGHTS; PURCHASE PRICE.
On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase the number of shares of Common Stock of the Company purchasable with up to ten percent (10%) of such employee's Compensation (as defined in subparagraph 7(a)) for the period which begins on the Offering Date and ends on the date specified in the Offering, which date shall be no more than twenty-seven (27) months after the Offering Date (the "Purchase Period"). In connection with each Offering made under this Plan, the Board or the Committee shall specify a maximum number of shares which any employee may be granted the right to purchase pursuant to such Offering. In addition, in connection with each such Offering, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such Offering or on any given Exercise Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

The purchase price of Common Stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of an amount equal to eighty-five percent (85%) of the fair market value of the Common Stock on:

the relevant Offering Date, as specified in subparagraph 4(b); or

the Exercise Date, as defined in subparagraph 8(a).

PARTICIPATION; WITHDRAWAL; TERMINATION.
An eligible employee may become a participant in an Offering by delivering an agreement to the Company before the Offering Date, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to ten percent (10%) of such employee's total compensation ("Compensation") during the Purchase Period and shall remain effective under subsequent Offerings unless and until such employee terminates his or her payroll deductions. At any time a participant may reduce or terminate his or her payroll deductions by delivering a written notice or agreement to the Company on such form as the Company provides. A participant may not increase or an employee may not begin such payroll deductions effective for a given Offering after the beginning of the Purchase Period for that Offering. Unless otherwise provided at time of offering, payroll deductions may be elected in whole percentages only. The payroll deductions made for each participant shall be credited to an account maintained for such participant under the Plan, but all funds shall be retained with the general funds of the Company. A participant may not make any additional payments into his or her account.

If a participant terminates his or her payroll deductions, such participant may withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Purchase Period for which it is to be effective. Upon such withdrawal from the Offering by a participant, the Company shall distribute as soon as practical to such participant an amount equal to all of his or her accumulated payroll deductions (reduced to the extent such deductions have been used to acquire stock for the participant) under the Offering without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan, but such participant will be required to deliver a new participation agreement in order to participate in other Offerings under the Plan.

Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company or an Affiliate, for any reason other than death, and the Company shall distribute as soon as practical to such employee an amount equal to all of his or her accumulated payroll deductions, without interest.

In the event of the death of a participant during the Purchase Period, if death occurs less than six (6) months prior to an Exercise Date (as defined in subparagraph 8(a)) the participant's transferee pursuant to subparagraph 7(e) shall have the option of withdrawing from the ongoing Offering as provided in subparagraph 7(b) or taking no action and thereby continuing participation in the ongoing Offering. If such death occurs six (6) months or more prior to the next Exercise Date (as defined in subparagraph 8(a)) all rights granted pursuant to the Offering shall terminate immediately and as soon as practical the Company shall distribute to such participant's transferee pursuant to subparagraph 7(e) an amount equal to all of his or her accumulated payroll deductions (reduced to the extent such deductions have been used to acquire stock for the participant) without interest.

Rights granted under the Plan shall not be transferable, other than by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom such rights are granted only by such person.

EXERCISE.
On each exercise date as defined in the Offering (an "Exercise Date"), which date shall be no more than twenty-seven (27) months from the Offering Date, each participant's accumulated payroll deductions will be applied to the purchase of whole shares of Common Stock of the Company, up to the maximum number of shares permitted pursuant to subparagraph 6(a), at the purchase price specified in the Offering, and the certificates representing the shares so purchased shall be issued as soon as practicable. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in any participant's account at the end of the Purchase Period (after the purchase of shares) which is equal to the amount required to purchase whole shares of Common Stock on the final Exercise Date shall be distributed in full to such participant as soon as practical after the Purchase Period, without interest. Any remaining amount of accumulated payroll deductions in each participant's account at the end of the Purchase Period (after the purchase of shares) which is less than the amount required to purchase one share of Common Stock on the final Exercise Date shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to such participant as soon as practical after the Purchase Period, without interest.

No rights granted under the Plan may be exercised to any extent unless the Plan (including rights granted thereunder) is covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act"). If, on an Exercise Date of any Offering hereunder, the Plan is not so registered, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Purchase Period shall be distributed to the participants, without interest.

COVENANTS OF THE COMPANY.
During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such rights.

The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock upon exercise of the rights granted under the Plan. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such rights unless and until such authority is obtained.

USE OF PROCEEDS.
Proceeds from the sale of Common Stock pursuant to rights granted under the Plan shall constitute general funds of the Company.
1.  RIGHTS AS A SHAREHOLDER.
A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until certificates representing such shares shall have been issued.
ADJUSTMENTS UPON CHANGES IN STOCK.
If any change is made in the Common Stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Board shall make appropriate adjustments in the maximum number of shares subject to the Plan and the number of shares and price per share subject to outstanding rights.

In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, then the surviving corporation shall either assume any options outstanding under the Plan or shall substitute similar options for those outstanding under the Plan, as permitted by law, or the time at which the options shall be exercised shall be accelerated to a date prior to such event.

AMENDMENT OF THE PLAN.
The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the vote of a majority of the outstanding shares of the Company entitled to vote or by the unanimous written consent of the holders of all outstanding shares of the Company entitled to vote, within twelve (12) months before or after the adoption of the amendment, where the amendment will:

Increase the number of shares reserved for rights under the Plan;

Materially modify the requirements as to eligibility for participation in the Plan; or

Materially increase the benefits accruing to persons eligible to participate under the Plan.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits intended to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith. Rights and obligations under any rights granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted.

TERMINATION OR SUSPENSION OF THE PLAN.
The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on December 31, 2003. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom such rights were granted.

EFFECTIVE DATE OF PLAN.
The Plan shall become effective as determined by the Board, but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the vote of the holders of a majority of the outstanding shares of the Company entitled to vote or by the unanimous written consent of the holders of all outstanding shares of the Company entitled to vote, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

         AMENDMENT TO THE 1984 FORTEL, INC. EMPLOYEE STOCK PURCHASE PLAN


This Amendment to the 1984 Fortel, Inc. Employee Stock Purchase Plan is dated as of November 9, 2000 by FORTEL, Inc., a California corporation (the "Company").

                                    RECITALS:

A. On November 9, 1984 the Company adopted the ZITEL Corporation (now FORTEL, Inc.) Employee Stock Purchase Plan (the "Plan") and thereafter on February 17, 1984 the shareholders of the Company approved the Plan.

B. The Plan has been amended and restated at various times. The last amendment was approved by the shareholders on January 26, 1995 followed by an adjustment on November 27, 1996 due to a stock split.

C. The Company desires to amend the Plan to limit the number of share offerings to its employees.

NOW, THEREFORE;

RESOLVED, that the following limits be placed under offerings under the 1984 Employee Stock Purchase Plan:

NOVEMBER 15, 2000 TO MAY 14, 2001 OFFERING:
-------------------------------------------

A.       Maximum number of shares per employee                           2,500
B.       Maximum aggregate number of shares in this offering           150,000

                                 FORTEL INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 8, 2001

     Asa W. Lanum or Henry C. Harris, or either of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the Common Stock of the undersigned at the annual meeting of shareholders of Fortel Inc. to be held at the Crowne Plaza
Hotel, 777 Bellew Drive, Milpitas, California 95035, 3:00 p.m. local time on March 8, 2001 and at any postponements or adjournments of that meeting, as set forth on the reverse, and in their discretion upon any business that may properly come before the meeting.

     THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1, IN FAVOR OF THE MATTERS AS DESCRIBED IN PROPOSALS 2 AND 3, AND, AS SAID PROXIES DEEM ADVISABLE, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES AND EACH OF THE PROPOSALS LISTED BELOW.


               FOR                WITHHOLD              NOMINEES                                          FOR    AGAINST   ABSTAIN
           all nominees       authority to vote    William R. Lonergan, Susan J. Dickerson,
         listed at right      for all nominees     Tsvi Gal, Asa W. Lanum, L. John Loomis,
      (except as indicated)   listed at right      William W. Regitz, Edward F. Thompson.

PROPOSAL 1:TO APPROVE THE ELECTION OF DIRECTORS.                                                            / /     / /       / /

PROPOSAL 2:TO APPROVE THE AMENDMENT OF THE 2000 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES      / /     / /       / /
           THAT MAY BE ISSUED BY 1,250,000.

PROPOSAL 3:TO APPROVE THE AMENDMENT OF THE EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE SHARES              / /     / /       / /
           RESERVED FOR THE PLAN BY 600,000 SHARES.


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH SUCH NOMINEE'S NAME).
_____________________________________________





        SIGNATURE(S)                                              DATED
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                     --------------------------------------------
NOTE: (PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON INDICATING YOUR OFFICIAL TITLE WHEN SIGNING IN A REPRESENTATIVE CAPACITY)